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Exhibit 10.3

ASSUMPTION AGREEMENT

        ASSUMPTION AGREEMENT (this "Assumption Agreement"), dated as of May 2, 2006, to the Credit Agreement, dated as of September 30, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DPI Holdings, Inc., a Georgia limited liability company ("Holdings"), the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

W I TN E S S E T H:

        WHEREAS, in accordance with the Consent and Amendment to the Credit Agreement dated as of the date hereof, DataPath, Inc. ("DataPath") shall assume Holdings' rights and obligations as borrower under the Credit Agreement (the "Assumption");

        WHEREAS, Holdings, DataPath and the Administrative Agent hereby agree to the Assumption subject to the terms and conditions contained herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of what are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.    Assumption.     By executing and delivering this Assumption Agreement, Holdings hereby assigns to DataPath its rights and obligations as borrower under the Credit Agreement and DataPath hereby becomes a party to and shall be bound by the Credit Agreement as the borrower thereunder effective as of the Assumption Date (as defined below) with the same force and effect as if originally named therein as the borrower and, without limiting the generality of the foregoing, hereby expressly assumes all rights and obligations of the borrower thereunder.

        Section 2.    Representations and Warranties.

          (i)  The following representations and warranties of each of Holdings and DataPath shall be true and correct:

          (a)   It is a duly organized, validly existing and in good standing under the laws of its state of formation.

          (b)   The execution, delivery and performance of this Assumption Agreement are within its powers, have been duly authorized by all necessary action, and do not contravene (1) its charter or by-laws or (2) in any material respect, any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting it.

          (c)   No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Assumption Agreement.

          (d)   This Assumption Agreement is the legal, valid and binding obligation of Holdings and DataPath, respectively, enforceable against each such party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (e)   There is no pending or threatened legal or governmental proceeding that purports to affect the legality, validity or enforceability of this Assumption Agreement.

        Section 3.    Counterparts.     This Assumption Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Assumption Agreement by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Assumption Agreement signed by all parties shall be lodged with DataPath and the Administrative Agent.

        Section 4.    Governing Law.     This Assumption Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        Section 5.    Continuing Effect.     The Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Assumption Agreement is a Loan Document.

        IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DPI HOLDINGS, LLC.
By:	White Oak Capital Partners, LLC, its manager
By:	/s/ CHRISTOPHER C. MELTON
	Name:	Christopher C. Melton
	Title:	Manager
DATAPATH, INC.
By:	/s/ ANDY MULLINS
	Name:	Andy Mullins
	Title:	Chief Executive Officer
CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender
By:	/s/ SUZANNE CRYMES
	Name:	Suzanne Crymes
	Title:	Vice President

QuickLinks

  Exhibit 10.3
ASSUMPTION AGREEMENT
  Section 1. Assumption.
  Section 2. Representations and Warranties.
  Section 3. Counterparts.
  Section 4. Governing Law.
  Section 5. Continuing Effect.